UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2024

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Mailing address:
3rd Floor
1 Ashley Road
Altrincham
Cheshire WA14 2DT
United Kingdom
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: +1 (617) 468-5770
Former name or address, if changed since last report:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC
*Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure
On April 22, 2024, Centessa Pharmaceuticals plc (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) has cleared the Investigational New Drug application (the "IND") to initiate a Phase 1 first-in-human, clinical trial of ORX750 for the treatment of narcolepsy. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Company from time to time presents and/or distributes slide presentations to the investment community at various industry and other conferences to provide updates and summaries of its business. The Company is posting a copy of its current corporate slide presentation to the “Investors” portion of its website at www.centessa.com/events-presentations. These slides are attached to this Current Report on Form 8-K as Exhibit 99.2.
The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.
Item 8.01     Other Events.
On April 22, 2024, the Company announced that the FDA has cleared the IND to initiate a Phase 1 first-in-human, clinical trial of ORX750 for the treatment of narcolepsy.
The Phase 1 study of ORX750 will evaluate the safety, tolerability and pharmacokinetics of single-ascending (“SAD”) and multiple-ascending doses of ORX750 in healthy adult subjects. In parallel to the SAD, a cross-over proof-of-concept pharmacodynamic assessment will be performed utilizing the Maintenance of Wakefulness Test (MWT) and Karolinska Sleepiness Scale (KSS) in acutely sleep-deprived healthy adult subjects which is intended to provide proof-of-concept data to enable dose selection for NT1, NT2 and IH indications. The study has a maximum exposure limit specified by the FDA which the Company believes significantly exceeds the predicted efficacious doses of ORX750 in indications associated with or without orexin loss; therefore, the Company does not expect this limit to affect any of the planned clinical development activities for ORX750. The Company expects to commence dosing of the Phase 1 study in healthy volunteers imminently, and proof-of-concept data are anticipated in the second half of 2024.
The Phase 1 study design of ORX750 includes SAD combined with PoC cohorts to assess PD effects of ORX750 by measuring sleep latency with the MWT and subjective sleepiness with the KSS in acutely sleep-deprived healthy subjects.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	Press Release dated April 22, 2024
99.2	Corporate Presentation as of April 22, 2024
104	Cover Page Interactive Data (embedded within the Inline XBRL document)
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements. These statements may be identified by words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements, including statements related to the Company’s ability to discover and develop transformational medicines for patients; the timing of commencement of new studies or clinical trials of ORX750 and other potential orexin agonist candidates; research and clinical development plans and the timing thereof; the Company’s ability to differentiate ORX750 and other potential orexin agonist candidates from other treatment options; the development and therapeutic potential of ORX750 and other potential orexin agonist candidates; predicted efficacious doses of ORX750; predicted timing of enrollment in the Company’s Phase 1 first-in-human, clinical trial of ORX750, the Company’s ability to successfully conduct its clinical development of ORX750 below the maximum exposure limit set by the FDA or, in the event the Company plans to exceed the maximum exposure limit, the Company’s ability to successfully have the maximum exposure limit removed; and other regulatory matters, including the timing and likelihood of success of obtaining authorizations to initiate or continue clinical trials. Any forward-looking statements in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the safety and tolerability profile of the Company’s product candidates; the Company’s ability to protect and maintain its intellectual property position; business (including commercial viability), regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing product candidates and technologies; future results from the Company’s ongoing and planned clinical trials; the Company’s ability to obtain adequate financing, including through its financing facility with Oberland, to fund its planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to its asset-centric corporate model; the risk that any one or more of its product candidates will not be successfully developed and/or commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; geo-political risks such as the Russia-Ukraine war and conflicts in the Middle East. These and other risks concerning the Company’s programs and operations are described in additional detail in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its other reports, which are on file with the U.S. Securities and Exchange Commission. The Company’s explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 22, 2024

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer